THIRD AMENDMENT TO LOAN AGREEMENT
                ---------------------------------


     THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Third Amendment"), is made and entered into as of the 14th day of October, 1995, by and among (i) STEEL TECHNOLOGIES INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky (the "Borrower"), (ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) NATIONAL CITY BANK, KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) NBD BANK, a Michigan banking corporation with principal office and place of business in Detroit, Michigan ("NBD"), and (d) THIRD NATIONAL BANK IN NASHVILLE, a national banking association with principal office and place of business in Nashville, Tennessee ("Third National") (PNC, National City, NBD and Third National is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), and (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent").

     P R E L I M I N A R Y  S T A T E M E N T S:
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     A.   Pursuant to that certain Loan Agreement dated as of
October 15, 1994, among the Borrower, the Banks and the Agent, as amended pursuant to (i) that certain First Amendment to Loan Agreement dated as of January 17, 1995, among the Borrower, the Banks and the Agent, and (ii) that certain Second Amendment to Loan Agreement dated as of April 6, 1995, among the Borrower, the Banks and the Agent (collectively, the "Loan Agreement"), the Banks have established a revolving credit facility in the current principal amount of Forty Million Dollars ($40,000,000.00) in favor of the Borrower (the "Revolver") for the purposes set forth in Section 2.5 of the Loan Agreement.

     B. The current stated maturity date of the Revolver is October 14, 1995.


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     C.   The Borrower has requested that the Banks extend the
stated maturity date of the Revolver from October 14, 1995 to October 14, 1996.

     D. The Banks are willing to and desire to extend the stated maturity date of the Revolver from October 14, 1995 to October 14, 1996 upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

     2. The Banks hereby extend the stated maturity date of the Revolver from October 14, 1995 to October 14, 1996. In furtherance thereof, the term "Revolving Loan Commitment Termination Date", as defined in Section 1.80 of the Loan Agreement, is hereby redefined to mean the Revolving Loan Commitment Termination Date then in effect, which is currently October 14, 1996, subject to extension thereof pursuant to
Section 2.1B of the Loan Agreement, or, if sooner, (i) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 7 of the Loan Agreement, or (ii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to the Loan Agreement) and all Revolving Loan Commitments are reduced to zero.

     3. Section 6.5(iv) of the Loan Agreement is hereby amended and restated as follows:

          "(iv)  So long as no Event of Default
          or Potential Event of Default has occurred and is continuing or would result therefrom, the Borrower (A) may contribute capital and/or make loans to its Mexican Subsidiary in an amount not to exceed Ten Million
          Dollars ($10,000,000.00) during the term of the Loan Agreement, and (B) may increase its


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          existing investment in and/or make loans to
          its other Consolidated Subsidiaries."

     4.   The Banks hereby release the Mexican Subsidiary
Guaranty Agreement and hereby direct and authorize the Agent on behalf of the Banks to mark the Mexican Subsidiary Guaranty
Agreement "Cancelled" and to deliver the same to the Borrower on behalf of the Mexican Subsidiary.

     5. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.

     6. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

     7. This Third Amendment shall be effective as of the later of (a) October 14, 1995, or (b) the date of delivery of the following documents to the Banks and/or the Agent:

          (i) This Third Amendment, duly executed by the Borrower; and

         (ii) The Ratification and Reaffirmation Agreement, duly executed by Wabash Steel Corporation.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Loan Agreement to be duly executed as of the day and year first above written.


                             STEEL TECHNOLOGIES INC.



                             By:
                                 --------------------------------

                             Its:
                                  -------------------------------

                                       (the "Borrower")

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                              PNC BANK, KENTUCKY, INC.



                              By:
                                  --------------------------------

                              Title:
                                     -----------------------------

                              Address: PNC Bank, Kentucky, Inc.
                                       Citizens Plaza
                                       500 West Jefferson Street
                                       Louisville, KY  40202
                                       Attn: H. Joseph Brenner
                                             Vice President
                              Telephone: (502) 581-3991
                              Telecopy:  (502) 581-3355

                                           ("PNC")


                              NATIONAL CITY BANK, KENTUCKY



                              By:
                                  --------------------------------

                              Title:
                                     -----------------------------

                              Address: 101 South Fifth Street
                                       Louisville, KY  40202
                                       Attn: Deroy Scott
                                             Vice President
                              Telephone: (502) 581-7821
                              Telecopy:  (502) 581-4424

                                      ("National City")


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                              NBD BANK



                              By:
                                  --------------------------------

                              Title:
                                     -----------------------------

                              Address: One Indiana Square
                                       Indianapolis, IN  46266
                                       Attn:  Randall K. Stephens,
                                              Third Floor
                              Telephone: (317) 266-6704
                              Telecopy:  (317) 266-6042

                                           ("NBD")


                              THIRD NATIONAL BANK IN NASHVILLE



                              By:
                                  --------------------------------

                              Title:
                                     -----------------------------

                              Address: 201 Fourth Avenue North
                                       Nashville, TN  37219
                                       Attn:  Allen K. Oakley
                              Telephone: (615) 748-5934
                              Telecopy:  (615) 259-4119

                                      ("Third National")

                                 (collectively, the "Banks")


                           - 5 -
                              PNC BANK, KENTUCKY, INC., in its
                              capacity as Agent



                              By:
                                  --------------------------------

                              Title:
                                     -----------------------------

                                        (the "Agent")





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